UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2010

Hubbell Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Waterview Drive, Shelton, Connecticut		06484
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	475 882 4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2010, the Board of Directors of Hubbell Incorporated (the "Company") approved the adoption of the Hubbell Incorporated Defined Contribution Restoration Plan (the "Restoration Plan") pursuant to which, effective January 1, 2011, each employee who is eligible to receive profit-sharing contributions under the Hubbell Incorporated Employee Savings and Investment Plan (the "401(k) Plan"), and who receives compensation in excess of the annual limit for tax-qualified retirement plan benefits under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Participant") will be eligible to receive Company contributions in each plan year generally equal to a percentage of such Participant’s compensation (determined by reference to the percentage of compensation with respect to which the Company made "discretionary profit-sharing contributions" under the 401(k) Plan for such plan year) less any discretionary profit-sharing contributions credited to such Participant’s 401(k) Plan account in such plan year. Mr. David G. Nord, the Company’s Senior Vice President and Chief Financial Officer, is eligible to be a Participant in the Restoration Plan.

A Participant account under the Restoration Plan may be established with an opening balance and will be vested as of a given date to the extent such Participant’s 401(k) Plan account is vested as of such date. All Restoration Plan accounts will be fully-vested upon a "change in control" (as defined in the Restoration Plan). The vested portion of a Participant’s Restoration Plan account will be payable to such Participant on the 15th day of the seventh month following such Participant’s termination of employment or to such Participant’s beneficiaries within 60 days following the calendar quarter in which such Participant’s death occurs. All Participant accounts will be paid in full within 60 days following a change in control.

The Restoration Plan is intended to comply with all applicable law, including the Employee Retirement Income Security Act of 1974, as amended, and Section 409A of the Code and the regulations and guidance promulgated thereunder, and will be operated and interpreted in accordance with such intention.

The foregoing description is qualified in its entirety by reference to the Hubbell Incorporated Defined Contribution Restoration Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

A copy of the Company's Defined Contribution Restoration Plan is attached hereto as Exhibit 10.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

December 13, 2010	By:	/s/ Richard W. Davies

Name: Richard W. Davies
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Hubbell Incorporated Defined Contribution Restoration Plan